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                          UNITED STATES SECURITIES AND
                               EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                                 APRIL 11, 2000

                              --------------------

                           COMMERCIAL INTERTECH CORP.
             (Exact name of registrant as specified in its charter)


               OHIO                       1-10697                34-0159880
  -------------------------------   ----------------------   -------------------
  (State or other jurisdiction of   Commission File number   (I.R.S. Employer
   incorporation or organization)                            Identification No.)

1775 LOGAN AVENUE, YOUNGSTOWN, OHIO                               44501-0239
--------------------------------------------------------------------------------
(Address of principal executive offices)                           (Zip Code)




       Registrant's telephone number, including area code: (330) 746-8011
         ---------------------------------------------------------------
          (Former name or former address, if changed since last report)



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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.  OTHER EVENTS

         On April 11, 2000, the Registrant and Parker-Hannifin Corporation jointly announced the completion of the merger of the Registrant with and into Parker-Hannifin Corporation. A copy of the Press Release is attached as Exhibit 99.1, and is incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         99.1 Press Release dated April 11, 2000, regarding the Registrant's merger with and into Parker-Hannifin Corporation.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           COMMERCIAL INTERTECH CORP.

Date     April 11, 2000                    By  /s/ Steven J. Hewitt
     -----------------------                   ---------------------------------
                                               Steven J. Hewitt
                                               Senior Vice President and
                                               Principal Financial Officer



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                                  EXHIBIT INDEX

EXHIBIT NO.    DESCRIPTION

99.1 Joint Press Release of the Registrant and Parker-Hannifin Corporation, dated April 11, 2000.